UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 24, 2016

The Phoenix Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16517	06-1599088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One American Row, Hartford, CT	06102 -5056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(860) 403-5000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure

The Phoenix Companies, Inc. (“Phoenix”) has entered into a Memorandum of Understanding (the “Memorandum of Understanding”) regarding the settlement of certain litigation relating to the previously announced solicitation of consents (the “Consent Solicitation”) pursuant to a Consent Solicitation Statement, dated January 7, 2016 (the “Consent Solicitation Statement”) from holders of record as of 5:00 p.m. New York City time on January 6, 2016 (the “Holders”) of Phoenix’s outstanding 7.45% Quarterly Interest Bonds due 2032 (the “Securities”) to amend Section 704 of the Indenture (“Section 704”) governing the Securities (such proposed amendment, the “Fourth Supplemental Indenture”).

Consent Solicitation Litigation Settlement

On February 8, 2016, plaintiff Kenneth Roth filed a putative class action complaint (“Complaint”) in New York Supreme Court (New York County) (the “Court”) against Phoenix and U.S. Bank National Association in its capacity as indenture trustee (the “Trustee”), Index No. 650634/2016 (the “Litigation”).  The Complaint asserts claims against Phoenix for breach of contract, breach of the covenant of good faith and fair dealing, negligent misrepresentation, a temporary restraining order, a preliminary and permanent injunction, and a declaratory judgment.  In addition to damages, costs, and attorneys’ fees, the Complaint asks the Court to temporarily restrain, and preliminarily and permanently enjoin the Consent Solicitation or, alternatively, declare that the proposed supplemental indenture is null and void.  The Complaint further alleges that the Trustee breached its fiduciary duty to bondholders by, inter alia, allowing the Consent Solicitation to be issued.

Phoenix believes that the lawsuit is without merit and that no additional or amended disclosure is required to supplement the Consent Solicitation Statement, and that no changes to the proposed supplemental indenture are required, under applicable laws; however, to eliminate the burden, expense and uncertainties inherent in such litigation, and without admitting any liability or wrongdoing, Phoenix has agreed, pursuant to the terms of a Memorandum of Understanding, to: (a) revise the proposed Fourth Supplemental Indenture to make available to Holders certain information in connection with Phoenix’s reporting obligations under Section 704, as amended by the Fourth Supplemental Indenture, (b) make available financial statements and related information of Phoenix not only to current Holders but also to prospective Holders, securities analysts and market makers, as detailed in the supplemental disclosures to the Consent Solicitation Statement, and (c) make certain other supplemental disclosures to the Consent Solicitation Statement.  Nothing in these supplemental disclosures or the changes to the proposed Fourth Supplemental Indenture shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures or changes set forth herein. The supplemental disclosures and the revised proposed Fourth Supplemental Indenture are being furnished as Exhibit 99.1 to this Form 8-K.

On February 24, 2016, the parties to the Litigation (the “Settling Parties”) entered into the Memorandum of Understanding providing for the settlement of the Litigation, subject to the approval of the Court, among other things. The defendants have vigorously denied, and continue vigorously to deny, that they have committed any violation of law or engaged in any of the wrongful acts that were alleged in the Litigation. The Memorandum of Understanding outlines the terms of the Settling Parties’ agreement in principle to settle and release all claims which were or could have been asserted in the Litigation.

The parties to the Memorandum of Understanding will seek to enter into a stipulation of settlement that will be presented to the Court for final approval. The stipulation of settlement will be subject to customary conditions, including approval by the Court, which will consider the fairness, reasonableness and adequacy of the settlement. The stipulation of settlement will provide for, among other things, the release of any and all claims arising from or relating to the Consent Solicitation, subject to approval by the Court. The release will not become effective until the stipulation of settlement is approved by the Court. In connection with the settlement, subject to the ultimate determination of the Court, counsel for plaintiff may receive an award of reasonable fees.  Neither this payment nor the settlement will affect the consent fee to be received by consenting Phoenix bondholders in the Consent Solicitation. There can be no assurance that the Settling Parties will ultimately enter into a stipulation of settlement or that the Court will approve the settlement even if the Settling Parties were to enter into the stipulation. In such event, or if the Consent Solicitation is not consummated for any reason, the proposed settlement will be null and void and of no force and effect.

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Announcement of Extension of Expiration Date and Memorandum of Understanding

On February 24, 2016, Phoenix issued a news release announcing the extension of the expiration date of the Company’s Consent Solicitation and the Memorandum of Understanding providing for the settlement of the Litigation.  The news release is furnished as Exhibit 99.2 hereto.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval.  This communication relates to a consent solicitation by The Phoenix Companies, Inc. pursuant to a Consent Solicitation Statement, dated January 7, 2016, as supplemented on February 24, 2016, from holders of record as of 5:00 p.m. New York City time on January 6, 2016 of its outstanding 7.45% Quarterly Interest Bonds due 2032.  INVESTORS AND SECURITY HOLDERS OF PHOENIX ARE URGED TO READ THE CONSENT SOLICITATION STATEMENT AND OTHER DOCUMENTS PROVIDED IN CONNECTION THEREWITH CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  Investors and security holders are able to obtain free copies of these documents on Phoenix’s internet website at http://phoenixwm.com or by contacting Phoenix’s Investor Relations Director by email at pnx.ir@phoenixwm.com or by phone at 860-403-7100.

Cautionary Statement Regarding Forward-Looking Statements

The foregoing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements.  These forward-looking statements include statements relating to regulatory approvals and the expected timing, completion and effects of the Merger, as well as other statements representing management’s beliefs about, future events, transactions, strategies, operations and financial results, including, without limitation, our expectation to provide information within anticipated timeframes and otherwise in accordance with law, the outcome of litigation and claims as well as regulatory examinations, investigations, proceedings and orders arising out of restatements of financial statements and the failure by Phoenix and its wholly owned subsidiary, PHL Variable Insurance Company, to file SEC reports on a timely basis, potential penalties that may result from failure to timely file statutory financial statements with state insurance regulators, and Phoenix’s ability to satisfy its requirements under, and maintain the listing of its shares on, the NYSE.  Such forward-looking statements often contain words such as “assume,” “will,” “anticipate,” “believe,” “predict,” “project,” “potential,” “contemplate,” “plan,” “forecast,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should,” “would,” “could,” “goal,” “seek,” “hope,” “aim,” “continue” and other similar words or expressions or the negative thereof or other variations thereon.  Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance.  Such forward-looking statements involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements.  These risks and uncertainties include the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, which could have a material adverse effect on us and our stock price; the inability to consummate the Merger, or the inability to consummate the Merger in the timeframe or manner currently anticipated, due to the failure to satisfy conditions to completion of the Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction could have a material adverse effect on us and our stock price.  Our ability to maintain a timely filing schedule with respect to our SEC filings is subject to a number of contingencies, including but not limited to, whether existing systems and processes can be timely updated, supplemented or replaced, and whether additional filings may be necessary in connection with the restatements.  Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our filings with the SEC.  Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.phoenixwm.com under “Investor Relations.” You are urged to carefully consider all such factors.  Although it is believed that the expectations reflected in such forward-looking statements are reasonable and are expressed in good faith, no assurance can be given that such expectations will prove to have been correct and persons reading this material are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as of the date of this announcement.  Except as required by law, we do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this material, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized.  If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this material, such statements or disclosures will be deemed to modify or supersede such statements in this material.

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Item 9.01                     Financial Statements and Exhibits.

(d)	Exhibit:

Exhibit 99.1 – Supplement to Consent Solicitation Statement, dated February 24, 2016.

Exhibit 99.2 – News Release of The Phoenix Companies, Inc. dated February 24, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PHOENIX COMPANIES, INC.
Date: February 24, 2016	By:	/s/ John H. Beers
Name:John H. Beers
Title:Vice President and Litigation and Governance Counsel

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